                                                                    Exhibit 10.6

                                SELLING AGREEMENT

Agreement, made this 26th day of July, 1999, by and among Allstate Life Insurance Company ("Allstate Life"), an Illinois life insurance company; Allstate Life Financial' Services, Inc. ("ALFS"), a Delaware corporation; and LSA Securities, Inc. ("Broker-Dealer" or BD"), an Oregon corporation.


ALLSTATE LIFE INSURANCE COMPANY        ALLSTATE LIFE FINANCIAL SERVICES, INC.


By: /s/ John R. Hunter                 By:  /s/ Gregory C. Sernett
   -------------------------------       ---------------------------------------
Title: Vice President                  Title: Assistant Secretary
      ----------------------------           -----------------------------------

BROKER DEALER                          ASSOCIATED INSURANCE AGENCY (IF BD IS
UTILIZING                                    SUCH AGENCY PURSUANT TO
                                             SECTION 12)

LSA Securities, Inc
----------------------------------     -----------------------------------------
(Name)                                 (Name)
  206 South 13th St.
----------------------------------     -----------------------------------------
(Street Address)                       Street Address)
  Lincoln, NE 68508-1993
----------------------------------     -----------------------------------------
(City, State, Zip)                     (City, State, Zip)


By: /s/ Carol S. Watson                By:
   -------------------------------        --------------------------------------
        Carol S. Watson

Title:   President                     Title:
      ----------------------------           -----------------------------------
                                       For States:
                                                  ------------------------------

WHEREAS, Allstate Life issues certain variable contracts/policies described further in this Agreement and attached Schedules, which are deemed securities ("Contracts") under the Securities Act of 1933 ("1933 Act"); and

WHEREAS, ALFS is registered as a broker/dealer with the Securities Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as amended ("1934 Act"), and with the National Association of Securities Dealers, Inc. ("NASD");

WHEREAS, Allstate Life has appointed ALFS as Underwriter of the Contracts; and

WHEREAS, BD is duly licensed as a Broker/dealer with the SEC and NASD, and is engaged in the sale of securities and other investment products; and

WHEREAS, each Associated Insurance Agency is an insurance agent in the states noted above; and

WHEREAS, Allstate Life and ALFS propose to have Associated Insurance Agency and BD's representatives ("Representatives") who are also duly licensed insurance agents solicit sales of the Contracts; and

WHEREAS, ALFS delegates to BD, to the extent legally permitted, training and certain administrative responsibilities and duties in connection with sales of the Contracts.

NOW THEREFORE, in consideration of the premises and mutual promises contained herein including the attached schedule and Exhibits, the parties hereto agree as follows:

1.  APPOINTMENT AND AUTHORIZATION

ALFS hereby authorizes BD to supervise solicitations of the Contracts, and to facilitate solicitations of sales of the Contracts that are described more specifically in the Commission Schedule(s) attached hereto. Allstate Life hereby appoints Associated Insurance Agency to solicit sales of the Contracts. BD and Associated Insurance Agency accept such appointment and authorization, and each agrees to use its best efforts to find purchasers of the Contracts acceptable to Allstate Life.

2.  REPRESENTATIONS

a. Allstate Life, ALFS, BD and Associated Insurance Agency each represents to one another that it and the officers signing above have full power and authority to enter into this Agreement, and that this Agreement has been duly and validly executed by it and constitutes a legal, valid and binding agreement.

b. ALFS represents to BD that ALFS is registered as a broker/dealer with the SEC under 1934 Act and under the state securities laws of each jurisdiction in which such registration is required for underwriting the Contracts, and that it is a member of the NASD.

c. BD represents to ALFS that BD is, and at all times when performing its functions and fulfilling its obligations under this Agreement, registered with the SEC as a broker/dealer under the 1934 Act and under the state securities laws of each jurisdiction in which such registration is required for the sale of the Contracts, and is a member of the NASD. BD will notify ALFS in writing if such registration is terminated or suspended, and shall take all reasonable actions to reinstate such registrations.

d. Allstate Life represents to BD and Associated Insurance Agency that the Contracts, including related separate accounts supporting such Contracts, shall comply in all material respects with the registration and other applicable requirements of the 1933 Act and the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, including the terms of any order of the SEC with respect thereto.

e. Allstate Life represents to BD and Associated Insurance Agency that the Contracts it issues have been filed, or are exempt from filing, and approved by the state insurance departments in such jurisdictions where it is authorized to transact business and such filing and approval are required prior to the issuance of Contracts therein.

f. Allstate Life represents to BD that the Contract prospectuses included in Allstate Life's Registration Statement and in post-effective amendments thereto, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain, in all material respects, all statements and information which are required to be contained therein by the 1933 Act and conform or will conform in all material respects to the requirements thereof.

g. If BD utilizes an Associated Insurance Agency, BD represents that the Associated Insurance Agency is licensed in all states in which it conducts business. BD and the Associated Insurance Agency represent that they are in compliance with the terms and conditions of no-action letters issued by the staff of the SEC with respect to non-registration as a broker/dealer of an insurance agency associated with a registered broker/dealer. BD and Associated Insurance Agency shall notify ALFS immediately in writing if BD and/or such agency fail to comply with any such terms and conditions and shall take such measures as may be necessary to comply with any such terms and conditions. If Associated Insurance Agency is the same person as BD, this Paragraph g does not apply, and BD shall undertake all the duties, responsibilities and privileges under this agreement.

3. COMPLIANCE WITH NASD CONDUCT RULES AND FEDERAL AND STATE SECURITIES AND STATE INSURANCE LAWS

BD shall abide by all rules and regulations of the NASD governing the sale of the Contracts, including Its Conduct and Membership and Registration Rules, and BD and Associated Insurance Agency shall comply with all applicable state and federal laws and the rules and regulations of authorized regulatory agencies affecting or governing the sale of the Contracts. BD and Associated Insurance Agency shall comply with all applicable administrative procedures of Allstate Life and ALFS.

4.  LICENSING AND/OR APPOINTMENT OF REPRESENTATIVES

a. BD and Associated Insurance Agency are hereby specifically authorized to designate those registered representatives of BD, or individuals associated with the Associated Insurance Agency ("Agents"), proposed to be engaged in solicitation of sales of the Contracts for appointment by Allstate Life as individual insurance agents. BD and Associated Insurance Agency shall not propose a registered representative, or Agent, for appointment unless such representative, or Agent, is duly licensed as an insurance agent in the state(s) in which it is proposed that such representative, or Agent, engage in solicitations of sales of the Contracts. BD and Associated Insurance Agency together shall be responsible for registered representatives', and Agents', compliance with applicable state insurance agent licensing laws.

b. BD and Associated Insurance Agency shall assist Allstate Life and ALFS in the appointment of BD's registered representatives, and Agents, under applicable insurance laws, to sell the Contracts. BD and Associated Insurance Agency shall comply with Allstate Life requirements for, including the General Letter of Recommendation (attached as Exhibit A), in submitting licensing or appointment documentation for proposed registered representatives and Agents. All such documentation shall be submitted by BD or Associated Insurance Agency to Allstate Life or its designated agent licensing administrator.

c. Allstate Life reserves the right to refuse to appoint any such designated individual or, once appointed, to terminate or refuse to renew the appointment of any such designated individual. Only those registered representatives who are duly licensed as insurance agents and appointed by Allstate Life (herein, "Representatives") shall have authority to solicit sales of the Contracts. Only those Agents who are registered representatives of BD shall have authority to solicit sales of the Registered Contracts. Agents who are not registered representatives of BD are not authorized to sell Contracts. BD and Associated Insurance Agency shall notify ALFS immediately in writing if any Representative appointed by Allstate Life ceases to be a registered representative of BD or if any Representative or Agent ceases to be properly licensed in any state.

5.  SUPERVISION OF REPRESENTATIVES AND AGENTS

a. BD shall have full responsibility for training and supervision of all Representatives and all other persons associated with BD who are engaged directly or indirectly in the offer or sale of the Contracts, and all such persons shall be subject to the control of BD with respect to such persons' activities in connection with the sale of the Contracts. Associated Insurance Agency shall have full responsibility for training and supervision of all Agents who are involved directly or indirectly in the offer or sale of the Contracts and for Agent's compliance with applicable state insurance laws.

b. Before Representatives and Associated Insurance Agency engage in the solicitation of applications for the Registered Contracts, BD and Associated Insurance Agency will cause the Representatives (1) to be registered representatives of BD; (2) to be licensed, registered or otherwise qualified under applicable federal and state laws to engage in the sale of the Contracts; (3) to be trained in the sale of the Contracts; and (4) to limit solicitation of applications for the Contracts to jurisdictions where Allstate Life has authorized such solicitations.

c. BD is specifically charged with the responsibility of supervising and reviewing its Representatives' use of sales literature and advertising and all other communications with the public in connection with the Contracts. No sales solicitation, including the delivery of supplemental sales literature or other such materials, shall occur, be delivered to, or used with a prospective purchaser unless accompanied or preceded by the appropriate then current prospectus(es), the then current prospectus(es) for the underlying funds funding the contracts and, where required by state insurance law, the then current statement of additional information relating to the Contracts.

e. BD shall execute any electronic or telephone orders only in accordance with the then current prospectus applicable to the Contracts and agrees, that in consideration for the telephone transfer privileges, Allstate Life will not be liable for any loss incurred as a result of acting upon electronic or telephone instructions containing unauthorized, incorrect or incomplete information received from BD or its representatives.

f. Upon request by Allstate Life, BD and Associated Insurance Agency shall furnish appropriate records or other documentation to evidence BD's and Associated Insurance Agency's diligent supervision.

g. In the event a Representative or Agent performs any unauthorized transaction(s) with respect to a Contract(s), BD shall bear sole responsibility, shall notify Allstate Life and shall act to terminate the sales activities of such Representative or Agent relating to the Contract(s).

h. In the event a Representative or Agent falls to meet the BD's or Associated Insurance Agency's rules and standards, BD or Associated Insurance Agency, as the case may be, shall notify Allstate Life and shall act to terminate the sales activities of such Representative or Agent relating to the Contracts.

6.  SALES PROMOTION MATERIAL AND ADVERTISING

a. BD, Associated Insurance Agency, Agents and Representatives, in connection with the offer or sale of the Contracts or solicitation of a payment or other transaction under a Contract, shall not give any information or make any representations or statements, written or oral, concerning the Contracts or a Fund, inconsistent with information or representations contained in the prospectus, statement of additional information and registration statement for the Contracts or such Fund, or in reports or proxy statements thereof, or in promotional, sales or advertising material or other information supplied and approved in writing by ALFS for such use. BD, Associated Insurance Agency, Agents and Representatives may not modify or represent that they may modify any such prospectus, statement of additional information, registration statement, promotional, sales or advertising materials.

b. No item of sales promotion materials or advertising relating to the Contracts, including any illustrations or software programs therefor, shall be used by BD, Associated Insurance Agency, Agents or Representatives unless the specific item has been provided by Allstate Life and ALFS or has first been approved in writing by Allstate Life and ALFS for use. Allstate Life and ALFS reserve the right to recall any material provided by them at any time for any reason, and BD and Associated Insurance Agency shall promptly comply with any such request for the return of material and shall not use such material thereafter.

7.  ETHICAL MARKET CONDUCT COMPLIANCE

In addition to the requirement that you comply with the rules and regulations pertaining to supervision, underwriting practices, acceptance of risks, delivery of policies and all other areas of Allstate Life's business, the BD and BD's representatives are required to:

(a) Comply with Allstate Life's and ALFS's policies and procedures concerning the replacement of life insurance policies and annuity policies. A replacement occurs whenever an existing life insurance policy or annuity is terminated, converted, or otherwise changed in value. For any transaction involving a replacement, Allstate Life and ALFS require you to:

     (1) recommend the replacement of an existing policy only when replacement is in the best interest of the customer;
     (2) fully disclose all relevant information to the customer which includes, but is not limited to: 1) comparison of old and new premiums, expenses and surrender charges, cash values, and death benefits; 2) any loss of cash value or policy value by surrendering the existing policy; 3) all guaranteed and maximum values of both policies; 4) the fact that a new contestability and suicide period starts under the new policy; and 5) the requirement that the customer must be re-underwritten for the new policy;
     (3) provide state-required replacement notices to customers on the same day the application is taken and indicate on the application that the transaction involves the full or partial replacement of an existing policy;
     (4) never recommend that a customer cancel an existing policy until a new policy is in force and the customer has determined that the new policy is acceptable.

(b) Adhere to Allstate Life's rules and regulations concerning ethical market conduct, which require that you:

     (1) carefully evaluate the insurance needs and financial objectives of your customers, and use sales tools (e.g., policy illustrations and sales brochures) to determine that the insurance or annuity your proposing meets these needs;
     (2) maintain a current license and valid appointment in all state in which your promote the sale of Allstate Life products to customers and keep current of changes in insurance laws and regulations;
     (3) comply with Allstate Life's policies concerning replacements, and refrain from providing false or misleading information about a competitor or competing product or otherwise making disparaging remarks about a competitor;
     (4) submit all advertising materials intended to promote the sale of an Allstate Life product to the home office for approval prior to use;
     (5) immediately report to Allstate Life any customer complaints, whether written or oral, and assist Allstate Life in resolving the complaint to the satisfaction of all parties;
     (6) communicate these standards to any producers or office personnel that you directly supervise and request their agreement to be bound by these conditions as well.

8.  SOLICITING APPLICATIONS AND PAYMENTS

a. All applications for Contracts shall be made on application forms supplied by Allstate Life. BD, Associated Insurance Agency, Agents and the Representatives shall not recommend the purchase of a Contract to a prospective purchaser unless it has reasonable grounds to believe that such purchase is suitable for the prospective purchaser and is in accordance with applicable regulations of any state insurance department, the SEC and the NASD. A determination of suitability shall include, but is not limited to, information concerning the prospective purchaser's insurance and investment objectives, risk tolerance, tax status, previous investment experience, and other investments and savings.

b. BD and Associated Insurance Agency shall review applications for completeness and correctness as to form, as well as compliance with the suitability standards specified above. BD will promptly, but in no case later than the end of the next business day following receipt by BD or a Representative, forward to Allstate Life all complete and correct applications, according to administrative procedures, together with any payments received with the applications, without deduction for compensation. Allstate Life reserves the right to reject any Contract application and return any payment made in connection with an application that is rejected.

c. Contracts issued on accepted applications will be forwarded to BD for delivery to the Contract owner according to procedures established by Allstate Life, unless Allstate Life has provided otherwise. BD shall cause each such Contract to be delivered to the respective Contract Owner within five days after BD's receipt. BD shall be liable to Allstate Life for any loss incurred by Allstate Life (including consequential damages and regulatory penalties) as a result of any delay by BD or a Representative in delivering such Contract.

d. BD, Associated Insurance Agency, Agents and Representatives shall not encourage a prospective purchaser to surrender or exchange a Contract in order to purchase another insurance policy or contract except when a change in circumstances makes the Contract an unsuitable investment for the Contract owner.

9.  PAYMENTS RECEIVED BY BD

All premium payments are the property of Allstate Life and shall be transmitted to Allstate Life by BD immediately upon receipt by BD or Associated Insurance Agency or any Agent or Representative in accordance with the administrative procedures of Allstate Life, without any deduction or offset for any reason, including by example but not limitation any deduction or offset for compensation claimed by BD. CUSTOMER CHECKS SHALL BE MADE PAYABLE TO THE ORDER OF "ALLSTATE LIFE INSURANCE COMPANY." Allstate Life reserves the right to reject any Payment for any reason.

10. COMMISSIONS PAYABLE

a. Commissions payable in connection with the Contracts shall be paid to BD or Associated Insurance Agency according to the Commission Schedule(s) relating to this Agreement then in effect at the time of receipt by Allstate Life of the payment. If available, a Commission Option(s) may: (1) be elected by BD and Associated Insurance Agency on behalf of all of its Representatives or Agents or (2) may be elected by each Representative or Agent at the time of Application. Any election made and applied to a Contract may not be changed and will be in effect for the life of the Contract. Allstate Life and ALFS reserve the right to revise the Commission Schedule(s) for new business at any time upon at least thirty (30) days prior written notice to BD and Associated Insurance Agency.

b. Compensation to Representatives or Agents for Contracts solicited by the Representatives or Agents and issued by Allstate Life will be governed by agreements between BD or the Associated Insurance Agency and their respective Representatives or Agents and payment thereof will be the BD's or Associated Insurance Agency's sole responsibility.

11. REFUND OF COMMISSIONS

If Allstate Life is required to refund premiums or return contract values and waive surrender charges on any Contract for any reason, then commission will be adjusted with respect to said premiums or Contract as set forth in the Commission Schedule, and any commission previously paid for said premiums must be refunded to Allstate Life or ALFS. ALFS shall have the right to offset any such refundable commission against amounts otherwise payable by ALFS. ALFS agrees to notify BD and Associated Insurance Agency Within thirty (30) days after it receives notice from Allstate Life of any premium refund or a commission charge back.

12. ASSOCIATED INSURANCE AGENCY

In the event BD is not licensed as an insurance agency in any state where it wishes to solicit Contracts, but utilizes and Associated Insurance Agency to satisfy state insurance laws, such Associated Insurance Agency shall sign this agreement and BD shall countersign this Agreement, and BD and it Associated Insurance Agency shall be duly bound thereby.

13. HOLD HARMLESS AND INDEMNIFICATION PROVISIONS

a. No party to this Agreement will be liable for any obligation, act or omission of any other party. BD and Associated Insurance Agency will hold harmless and indemnify Allstate Life and ALFS, and conversely, Allstate Life and ALFS will hold harmless and indemnify BD and Associated Insurance Agency for any loss or expense suffered as a result of the violation or noncompliance by the indemnifying party of or with any applicable law or regulation or any provision of this Agreement. Further, any BD violation or noncompliance by an associated person, as defined in Article 1 of the NASD By-Laws, would be covered under this provision.

b. Without limiting the above paragraph, in situations when "as of" pricing is necessary in connection with the Contracts (and a loss is incurred to compensate the Contract owner for reduced Contract values) the party whose actions resulted in the loss will bear the costs according to pricing procedures established by Allstate Life.

14. ASSIGNMENT

This Agreement may not be assigned by any party except by mutual consent of all other parties.

15. WAIVER

The failure of any party to insist upon the performance of any of the terms of this agreement in any one or more instances will not be construed as a waiver or relinquishment of the future performance of any such term. The obligation of the parties with respect to any such future performance will continue in full force and effect.

16. AMENDMENT

This agreement may not be amended except by written agreement signed by all parties hereto which expressly states that it amends this agreement.

17. INDEPENDENT CONTRACTORS

BD and its Representatives, and Associated Insurance Agency and its Agents, are independent contractors with respect to Allstate Life and ALFS.

18. NOTIFICATION OF CUSTOMER COMPLAINTS OR DISCIPLINARY PROCEEDINGS

a. BD and Associated Insurance Agency agree to notify ALFS promptly of any customer complaints or disciplinary proceedings against BD, Associated Insurance Agency or any Representatives or Agents relating to the Contracts or any threatened or filed arbitration action or civil litigation arising out of solicitation of the Contracts.

b. BD and Associated Insurance Agency shall cooperate with Allstate Life in investigating and responding to any customer complaint, attorney demand, or inquiry received from state insurance departments or other regulatory agencies or legislative bodies, and in any settlement or trial of any actions arising out of the conduct of business under this Agreement.

c. Any response by BD or Associated Insurance Agency to an individual customer complaint will be sent to Allstate Life and/or ALFS for approval not less than five (5) business days prior to it being sent to the customer, except that if a more prompt response is required, the proposed response may be communicated by telephone, facsimile or in person.

19. BOOKS, ACCOUNTS AND RECORDS

a. Allstate Life, ALFS, BD and Associated Insurance Agency agree to maintain books, accounts and records so as to clearly and accurately disclose the nature and details of transactions relating to the Contracts and to assist each other in the timely preparation of their respective books, accounts and records. BD and Associated Insurance Agency shall upon request submit such books, accounts and records to the regulatory and administrative bodies which have jurisdiction over Allstate Life or the Funds.

b. Each party to this Agreement shall promptly furnish to the other parties any reports and information which another party may request for the purpose of meeting, its reporting and record keeping obligations under the insurance laws of any state, and under the federal and state securities laws or the rules of the NASD.

20. LIMITATIONS

No party other than Allstate Life shall have authority on behalf of Allstate Life to make, alter, or discharge any Contract issued by Allstate Life, to waive any forfeiture provision or to grant, permit, or extend the time of making any Payments, or to alter the forms which Allstate Life may prescribe or substitute other forms in place of those prescribed by Allstate Life or to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Allstate Life.

21. CONFIDENTIALITY

Each party to this Agreement shall maintain the confidentiality of any material designated as proprietary by another party, and shall not use or disclose such information without the prior written consent of the party designating such material as proprietary.

22. TERMINATION

a. This Agreement may be terminated at the option of any party upon ten (10) days written notice to the other parties, or at the option of any party hereto upon the breach by any party of the covenants and terms of this Agreement. Paragraph 12 shall survive any such termination.

b. This Agreement may be terminated immediately for cause upon an event of default, such termination shall be deemed to occur as of the date immediately preceding the event of default. An "event of default" shall occur when the first of the (i) BD or Associated Insurance Agency files for bankruptcy, or financial or corporate reorganization under federal or state insolvency law; (ii) applicable laws or regulations prohibit BD or Associated Insurance Agency from continued marketing of the Contracts.

23. NOTICE

a. In the event of sale, transfer or assignment of a controlling interest in BD or Agency, notice shall be provided in writing to Allstate Life no less than thirty (30) days prior to the closing date.

b. All notices to Allstate Life and ALFS relating to this Agreement will be duly provided by certified or express mail to:

    General Counsel
    Allstate Life Insurance Company
    3100 Sanders Road
    Northbrook, Illinois 60062

c. All notices to BD and Associated Insurance Agency relating to this Agreement will be duly provided by certified or express mail to:

    General Counsel
    Lincoln Benefit Life Centre
    Lincoln, Nebraska 68501-0469.

24. SEVERABILITY

Should any provision or part of this Agreement is held invalid for any reason, such invalidity will not affect any other provision or part of this agreement not held invalid, and such remaining provisions and parts will remain in full force and effect.

25. GOVERNING LAW

This Agreement will be construed in accordance with the laws of the State of Illinois.

                                    EXHIBIT A

                        GENERAL LETTER OF RECOMMENDATION

BD hereby certifies to Allstate Life Insurance Company ("Allstate Life") that all the following requirements will be fulfilled in conjunction with the submission of appointment papers for all applicants as agents of Allstate Life submitted by BD. BD will, upon request, forward proof of compliance with same to Allstate Life in a timely manner.

1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence, business reputation, and experience and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a good business reputation, is reliable, is financially responsible and is Worthy of appointment as a variable contract agent of Allstate Life. This inquiry and background investigation has included a credit and criminal check on each applicant. Based upon our investigation, we vouch for each applicant and certify that each individual is trustworthy, competent and qualified to act as an agent for Allstate Life to hold himself out in good faith to the general public.

2. We have on file the appropriate state insurance department licensing forms (i.e., B-300, B-301), or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as an NASD registered representative.

    The above information in our files indicates no fact or condition which would disqualify the applicant from receiving a license or appointment and all the findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific state each applicant is licensed in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

4. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

5. We will not permit any applicant to transact insurance as an agent until duly licensed and appointed by Allstate Life. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity on behalf of Allstate Life, and they will not be so permitted until the certificate of authority applied for is received.

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS

Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                 ALLSTATE SELECT DIRECTIONS (SM) VARIABLE ANNUITY

                                     COMMISSION OPTIONS
                              ----------------------------------
       ISSUE AGE                    A                  B
----------------------------------------------------------------
         All                      6.5%*              5.0%*
                                 no trail         .40% trail**

*= Based upon purchase payment.

**  =   Trail commissions are based on the Contract Value on the last day of each contract quarter beginning with the last day of the 15th contract month. Trail commissions will be paid at the end of the calendar month in which the contract quarter ends beginning with the 15th contract month and ending when the contract is annultized. The contract must be in effect through the end of the calendar month for a trail commission to be paid.

                             COMMISSION CHARGEBACKS

  TRANSACTION     PERIOD OF CHARGEBACK         CHARGEBACK          PLEASE NOTE
-----------------------------------------------------------------------------------
   Surrender           During the          100% of commission.
                  first contract year